Exhibit 10.1

Arotech Corporation

1229 Oak Valley Drive
Ann Arbor, Michigan 48108
Tel:  (734) 761-5836   Fax:  (734) 761-5368
http://www.arotech.com
Nasdaq Global Market: ARTX
Writer’s direct dial: +972-2-990-6618
Writer’s direct fax: +972-2-990-6688
Writer’s e-mail: esses@arotech.com

Steven Esses President and Chief Executive Officer

January 13, 2015

Mr. Thomas J. Paup
c/o Arotech Corporation
1229 Oak Valley Road
Ann Arbor, Michigan 48108

Re:           Third Amended and Restated Employment Agreement

Dear Tom:

In connection with your Third Amended and Restated Employment Agreement with Arotech Corporation effective as of May 1, 2013 (the “Agreement”), we wish to amend the Agreement in certain respects. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

1.	Notwithstanding the terms of Section 2(a) of the Agreement, your annual base salary will be adjusted to $250,000 retroactive to January 1, 2015.

2.	In Section 2(b) of the Agreement, the number “110” shall be substituted for the number “120” wherever it appears.

3.
Notwithstanding the terms of Section 2(c) of the Agreement, you will be entitled to a paid annual vacation of forty (40) business days with respect to, and during, each twelve (12) month period of your employment, retroactive to January 1, 2014; the unused portion of any such vacation, in respect of any year, shall be redeemed by the Company for cash.

4.	Notwithstanding the terms of Section 5 of the Agreement, the termination date of the agreement is extended to March 31, 2017.

In all other respects, the terms of the Agreement will govern the relationship between us.

If the foregoing is acceptable to you, kindly sign this letter in the space provided for your signature below, whereupon this letter will become a binding amendment to the Agreement.

Sincerely yours,

AROTECH CORPORATION

By:  /s/ Steven Esses
Steven Esses
President and Chief Executive Officer

ACCEPTED AND AGREED:

               /s/ Thomas J. Paup
Thomas J. Paup